UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-09583
                                                    ----------

                           UBS Eucalyptus Fund, L.L.C.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     1285 Avenue of the Americas, 11th Floor
                               New York, NY 10019
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Steven S. Drachman
                         c/o UBS Financial Services Inc.
                     1285 Avenue of the Americas, 11th Floor
                               New York, NY 10019
          -------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-882-5819
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                           UBS EUCALYPTUS FUND, L.L.C.
                              FINANCIAL STATEMENTS
          WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




                                   YEAR ENDED
                                DECEMBER 31, 2009

                           UBS EUCALYPTUS FUND, L.L.C.
                              FINANCIAL STATEMENTS
          WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




                                   YEAR ENDED
                                DECEMBER 31, 2009







                                    CONTENTS

Report of Independent Registered Public Accounting Firm .......................1

Statement of Assets, Liabilities and Members' Capital .........................2

Statement of Operations .......................................................3

Statements of Changes in Members' Capital .....................................4

Statement of Cash Flows .......................................................5

Financial Highlights... .......................................................6

Notes to Financial Statements .................................................7

Schedule of Portfolio Investments .............................................22

(ERNST & YOUNG LOGO)                               Ernst & Young LLP
                                                   5 Times Square
                                                   New York, New York 10036-6530
                                                   Tel: (212) 773-3000



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE MEMBERS AND BOARD OF DIRECTORS OF
       UBS EUCALYPTUS FUND, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of UBS Eucalyptus Fund, L.L.C. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Eucalyptus Fund, L.L.C. at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                             (ERNST & YOUNG LLP)



February 23, 2010


                 A member firm of Ernst & Young Global Limited                 1

                                                                                   UBS EUCALYPTUS FUND, L.L.C.

                                                         STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL

--------------------------------------------------------------------------------------------------------------

                                                                                             DECEMBER 31, 2009

--------------------------------------------------------------------------------------------------------------

ASSETS

Investments in securities, at fair value (cost $166,477,877)                                 $   178,453,337
Cash and cash equivalents                                                                          4,525,936
Due from brokers                                                                                  40,987,988
Investments sold, not settled                                                                     12,359,701
Collateral deposited with broker on swaps                                                          8,736,671
Unrealized appreciation on swaps                                                                   1,086,085
Dividends receivable                                                                                 157,935
Interest receivable                                                                                   59,997
Other assets                                                                                         124,777
--------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                     246,492,427
--------------------------------------------------------------------------------------------------------------

LIABILITIES

Securities sold, not yet purchased, at fair value (proceeds of sales $46,201,918)                 45,169,993
Options written, at fair value (premiums $383,120)                                                   162,102
Due to brokers                                                                                    53,611,759
Withdrawals payable                                                                                1,405,604
Withdrawals payable due to Manager                                                                 1,096,732
Investments purchased, not settled                                                                   272,717
Management Fee payable                                                                               148,990
Professional fees payable                                                                            144,896
Dividends payable                                                                                     30,280
Interest payable                                                                                      25,305
Administration fee payable                                                                            25,112
Other liabilities                                                                                     33,227
--------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                                102,126,717
--------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL                                                                             $   144,365,710
--------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL

Represented by:
Net capital contributions                                                                    $   130,051,222
Accumulated net unrealized appreciation/(depreciation) on investments in securities,
 securities sold, not yet purchased and swaps                                                     14,314,488
--------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL                                                                             $   144,365,710
--------------------------------------------------------------------------------------------------------------





                  The accompanying notes are an integral part of these financial statements.
                                                                                                             2

                                                                                   UBS EUCALYPTUS FUND, L.L.C.

                                                                                       STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31, 2009

--------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

Interest                                                                                    $        971,177
Dividend (less foreign withholding taxes of $64,093)                                                 810,305
Other income                                                                                         113,931
--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                                                            1,895,413
--------------------------------------------------------------------------------------------------------------

EXPENSES

Management Fee                                                                                     1,695,996
Margin interest                                                                                      698,442
Dividends on securities sold, not yet purchased                                                      653,456
Professional fees                                                                                    275,374
Stock loan fee expense                                                                               151,156
Administration fee                                                                                   141,068
Directors' fees                                                                                       56,131
Printing, insurance and other expenses                                                               223,266
--------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES                                                                                     3,894,889
--------------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                               (1,999,476)
--------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain/(loss) from:
 Investments in securities                                                                         3,551,909
 Securities sold, not yet purchased                                                               (5,451,563)
 Swaps                                                                                             1,302,610
 Written options                                                                                   1,169,939
 Foreign currency transactions                                                                      (350,918)
Net change in unrealized appreciation/depreciation on:
 Investments in securities                                                                        41,565,208
 Securities sold, not yet purchased                                                               (2,875,515)
 Swaps                                                                                            (3,731,749)
 Written options                                                                                      33,849
--------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS                                            35,213,770
--------------------------------------------------------------------------------------------------------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                                    $     33,214,294
--------------------------------------------------------------------------------------------------------------





                  The accompanying notes are an integral part of these financial statements.
                                                                                                             3

                                                                                   UBS EUCALYPTUS FUND, L.L.C.

                                                                     STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

--------------------------------------------------------------------------------------------------------------

                                                                        YEARS ENDED DECEMBER 31, 2008 AND 2009

--------------------------------------------------------------------------------------------------------------
                                                                 MANAGER            MEMBERS         TOTAL
--------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT JANUARY 1, 2008                         $  4,059,990     $  232,365,084    $  236,425,074

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
 Net investment income/(loss)                                     (2,057)          (425,318)         (427,375)
 Net realized gain/(loss) from investments in securities,
      securities sold, not yet purchased, swaps, written
      options and foreign currency transactions                   (8,744)       (10,674,077)      (10,682,821)
 Net change in unrealized appreciation/depreciation on
      investments in securities, securities sold, not yet
      purchased, swaps and written options                       (30,014)       (29,077,640)      (29,107,654)
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
     DERIVED FROM OPERATIONS                                     (40,815)       (40,177,035)      (40,217,850)
--------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
Manager and Members' withdrawals                              (3,833,281)       (45,855,896)      (49,689,177)
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
     DERIVED FROM CAPITAL TRANSACTIONS                        (3,833,281)       (45,855,896)      (49,689,177)
--------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2008                       $    185,894     $  146,332,153    $  146,518,047
--------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
 Net investment income/(loss)                                       (973)        (1,998,503)       (1,999,476)
 Net realized gain/(loss) from investments in securities,
      securities sold, not yet purchased, swaps, written
      options and foreign currency transactions                     (406)           222,383           221,977
 Net change in unrealized appreciation/depreciation on
      investments in securities, securities sold, not yet
      purchased, swaps and written options                        57,051         34,934,742        34,991,793
Incentive allocation                                           1,096,732         (1,096,732)               --
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
     DERIVED FROM OPERATIONS                                   1,152,404         32,061,890        33,214,294
--------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
Manager and Members' withdrawals                              (1,096,732)       (34,269,899)      (35,366,631)
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
     DERIVED FROM CAPITAL TRANSACTIONS                        (1,096,732)       (34,269,899)      (35,366,631)
--------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2009                       $    241,566     $  144,124,144    $  144,365,710
--------------------------------------------------------------------------------------------------------------




                  The accompanying notes are an integral part of these financial statements.
                                                                                                             4

                                                                                   UBS EUCALYPTUS FUND, L.L.C.

                                                                                       STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31, 2009

--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital derived from operations                                       $  33,214,294
Adjustments to reconcile net increase in members' capital derived from operations to net cash provided by operating activities:
 Purchases of investments                                                                       (213,056,849)
 Proceeds from disposition of investments                                                        241,023,309
 Proceeds received from securities sold, not yet purchased and written options                    98,134,854
 Cost to cover securities sold, not yet purchased and written options                           (105,413,062)
 Net realized (gain)/loss from investments in securities, securities sold, not yet purchased
  and written options                                                                                729,715
 Net accretion of bond discount and amortization of bond premium                                     (18,324)
 Net change in unrealized appreciation/depreciation on investments in securities, securities
  sold, not yet purchased, swaps and written options                                             (34,991,793)
 Changes in assets and liabilities:
 (Increase) decrease in assets:
  Collateral deposited with broker on swaps                                                       (8,736,671)
  Dividends receivable                                                                                68,685
  Due from brokers                                                                               (24,345,784)
  Interest receivable                                                                                199,379
  Investments sold, not settled                                                                   (7,646,448)
  Other assets                                                                                      (119,841)
Increase (decrease) in liabilities:
  Administration fee payable                                                                           1,050
  Dividends payable                                                                                   19,510
  Due to brokers                                                                                  53,611,759
  Interest payable                                                                                       196
  Investments purchased, not settled                                                                (581,787)
  Management Fee payable                                                                               4,305
  Professional fees payable                                                                          (60,191)
  Other liabilities                                                                                   12,165
--------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                         32,048,471

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Members' withdrawals, including change in withdrawals payable                        (34,764,212)
--------------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                                                            (34,764,212)

Net decrease in cash and cash equivalents                                                         (2,715,741)
Cash and cash equivalents--beginning of year                                                       7,241,677
--------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS--END OF YEAR                                                         $   4,525,936
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL CASH FLOWS DISCLOSURE:
Interest paid                                                                                  $     698,246
--------------------------------------------------------------------------------------------------------------



                  The accompanying notes are an integral part of these financial statements.
                                                                                                             5

                                                                                   UBS EUCALYPTUS FUND, L.L.C.

                                                                                          FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------

                                                                                             DECEMBER 31, 2009

--------------------------------------------------------------------------------------------------------------

     The following  represents the ratios to average members' capital and other  supplemental  information for the periods indicated:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                      2009          2008           2007          2006          2005
                                      ----          ----           ----          ----          ----
Ratio of net investment loss
to average members' capital(a)        (1.44%)      (0.23%)       (1.67%)       (1.23%)       (1.48%)
Ratio of total expenses to
average members' capital
before Incentive Allocation (a)        2.80%        2.98%         3.44%         2.81%         2.20%
Ratio of total expenses to
average members' capital
after Incentive Allocation (a,b)       3.59%        2.98%         5.11%         5.37%         3.82%
Portfolio turnover rate              111.39%      116.78%       179.85%        65.08%        62.86%
Total return before Incentive
Allocation (c)                        28.37%      (19.04%)        8.85%        13.48%        10.50%
Total return after Incentive
Allocation (d)                        27.40%      (19.04%)        7.08%        10.78%         8.40%
Average debt ratio (a)                32.58%       28.51%        25.11%        16.16%        11.15%
Members' capital at end
of year                           $144,365,710  $146,518,047  $236,425,074  $281,362,869  $280,981,482



(a)  The average members' capital used in the above ratios are calculated using pre-tender members' capital.

(b)  Ratio of total expenses to average  members'  capital after Incentive  Allocation to the Manager may vary from the above for individual Members due to Incentive Allocation,  if applicable,  and timing of capital transactions.

(c)  Total return  assumes a purchase of an interest in the Fund at the  beginning of the period and a sale of the Fund  interest on the last day of the period  noted,  and does not reflect the deduction of placement fees, if any,  incurred when subscribing to the Fund. An individual  Member's ratios and returns may vary from the above based on the timing of capital transactions.

(d)  Total return  assumes a purchase of an interest in the Fund at the  beginning of the period and a sale of the Fund interest on the last day of the period noted,  after  Incentive  Allocation to the Manager,  and does not reflect the deduction of placement  fees,  if any,  incurred  when  subscribing  to the Fund. An individual  member's  ratios  and  return  may vary  from the above  based on  Incentive  Allocation,  if applicable, and the timing of capital transactions.





                  The accompanying notes are an integral part of these financial statements.
                                                                                                             6

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

1.   ORGANIZATION

     UBS Eucalyptus Fund, L.L.C. (the "Fund") was organized as a limited liability company under the laws of Delaware on August 26, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity and equity related securities of health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Although the Fund will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets (measured at the time of purchase) in restricted securities and other investments which are illiquid. Private securities typically will be purchased in negotiated transactions and will include among others, common stock, preferred stock and private investments in public equities ("PIPEs"). The Fund also may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund commenced operations on November 22, 1999.

     The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS Eucalyptus Management, L.L.C. (the "Manager") a Delaware limited liability company, to provide investment advice to the Fund.

     The Manager is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA") and OrbiMed Advisors, L.L.C. ("OrbiMed"). UBSFA is the managing member of the Manager and is an indirect, wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investment professionals employed by OrbiMed manage the Fund's investment portfolio on behalf of the Manager under the oversight of UBSFA's personnel. OrbiMed is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests.

     The Fund, from time to time, may offer to repurchase interests pursuant to written tenders to members (the "Members"). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Manager expects that, generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year in March and September. A Member's interest, or portion thereof, in the Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

2.   NEW ACCOUNTING PRONOUNCEMENTS

     On January 1, 2009, the Fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the Fund's members' capital or results of operations.

     On June 30, 2009, the Fund adopted new accounting guidance to determine whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets and liabilities) and identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. The guidance also expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the Fund's members' capital or results of operations.

     In June 2009, the Financial Accounting Standards Board ("FASB") issued The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles ("Codification"). The standard identifies the Codification as the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the Securities and Exchange Commission and its staff. The Codification did not change U. S. generally accepted accounting principles ("GAAP"), but rather organized them into a hierarchy where all guidance within the Codification carries an equal level of authority. It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

3.   SIGNIFICANT ACCOUNTING POLICIES

     A.   PORTFOLIO VALUATION

     The Fund values its investments using fair value which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

     Various inputs are used in determining the fair value of the Fund's investments which are summarized in the three broad levels listed below.

     LEVEL 1--quoted prices in active markets for identical securities.

     LEVEL 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)

     LEVEL 3--significant   unobservable  inputs  (including  the  Fund's  own
     assumptions and indicative non-binding broker quotes in determining the fair value of investments.)

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   PORTFOLIO VALUATION (CONTINUED)

     GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each major category for securities with "major category" being defined as major security type. For assets and liabilities measured at fair value on a recurring basis during the period, the Fund must provide quantitative disclosures about the fair value measurements separately for each major category of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by major category. The major categories include the following, although additional types may also be necessary:

          a. Equity securities (segregated by industry type, company size, or investment objective)

          b. Debt securities issued by the U.S. Treasury and other U.S. government corporations and agencies

          c. Debt securities issued by states of the United States and political subdivisions of the states d. Debt securities issued by foreign governments

          e.   Corporate debt securities

          f.   Residential mortgage-backed securities

          g.   Commercial mortgage-backed securities

          h.   Collateralized debt obligations

          i.   Other debt obligations

     A detailed depiction of the portfolio broken down into the levels can be found in the tables following the Schedule of Portfolio Investments.

     Net asset value of the Fund is determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

     Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities sold, not yet purchased, as reported by such exchange.

     Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   PORTFOLIO VALUATION (CONTINUED)

     securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold, not yet purchased, as reported by such exchanges.

     Listed options are valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other marketable securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities sold, not yet purchased, as obtained from one or more dealers making markets for such securities.

     Open total return swap agreements are valued using contractual terms, quoted inputs and may be valued by independent valuation models and related unrealized gains and losses on the swap agreements are recorded in the Statement of Assets, Liabilities and Members' Capital.

     When the Fund purchases restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be fair value less a discount to reflect contractual or legal restrictions limiting resale for those securities. Such discount is reduced over the period of the restriction.

     Private securities including warrants are valued pursuant to the Fund's valuation procedures. In such situations, the Fund's investments are valued in a manner that the Manager, following procedures approved by the Directors, determines best reflects their fair value. At each reporting date, privately held debt and equity securities are valued based on an analysis of various factors including, but not limited to, the portfolio company's operating performance and financial condition and general market conditions that could impact the valuation. When an external event occurs, such as a purchase transaction, public offering or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Fund's valuation of the debt and equity securities. The Fund periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Fund may consider, but is not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flows, valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment. Private securities in the amount of $4,750,997, or 3.29% of members' capital, were fair valued by the Manager at December 31, 2009.

     If market quotations are not readily available, the fair value of the securities described above are determined in good faith by, or under the supervision of, the Directors in consultation with the Manager.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   PORTFOLIO VALUATION (CONTINUED)

     The valuation process described above represents a good faith approximation of the fair value of an asset and is used where there is no public market or possibly no market at all for a company's securities. The fair value established may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As a result, the Fund's issuance or repurchase of its interests at a time when it owns securities which utilize valuation techniques that are not readily observable and significant to the fair value measurement may have the effect of diluting or increasing the economic interest of existing investors.

     All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

     On occasion, the values of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued as determined in good faith by, or under the supervision of, the Directors. The Fund held no such securities or liabilities at December 31, 2009.

     Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Fund may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets, Liabilities and Members' Capital as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   PORTFOLIO VALUATION (CONTINUED)

     unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

     In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current fair value.

     The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members' Capital.

     B.   SECURITIES TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the effective yield method. Realized gains and losses from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments in securities and securities sold, not yet purchased from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments in securities and securities sold, not yet purchased. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in the value of assets and liabilities, other than investments in securities and securities sold, not yet purchased, as a result of changes in exchange rates.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C.   FUND EXPENSES

     The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

     D.   INCOME TAXES

     The Fund has reclassified $1,999,476 and $221,977 from accumulated net investment loss and accumulated net realized gain from investments in securities, securities sold, not yet purchased, derivative contracts and foreign currency transactions respectively, to net capital contributions during the year ended December 31, 2009. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund's Members as of December 31, 2009 and had no effect on members' capital.

     Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

     E.   CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest, which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     F.   USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members' capital from operations during the reporting period. Actual results could differ from those estimates.

4.   RELATED PARTY TRANSACTIONS

     UBSFA provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays UBSFA a monthly management fee (the "Management Fee") at an annual rate of 1.25% of the Fund's members' capital, excluding assets attributable to the Manager. The Management Fee is paid to UBSFA out of the Fund's assets and debited against the Members' capital accounts, excluding the Manager's capital account. A portion of the Fee is paid by UBSFA to OrbiMed.

     UBS Financial Services Inc. ("UBS FSI"), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

     The Fund may execute portfolio transactions through UBS FSI and its affiliates. During the year ended December 31, 2009, UBS FSI and its affiliates earned brokerage commissions of $26,795 from portfolio transactions executed on behalf of the Fund.

     The net increase (or decrease) in members' capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee, which is similarly allocated to all Members other than the Manager as described above. At the end of the twelve month period following the admission of a Member to the Fund and generally at the end of each fiscal year thereafter, upon a Member's withdrawal from the Fund, the Manager is entitled to an incentive allocation (the "Incentive Allocation") of 20% of the net profits, (defined as net increase in members' capital derived from operations) if any, that would have been credited to the Member's capital account for such period. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

4.   RELATED PARTY TRANSACTIONS (CONTINUED)

     The Incentive Allocation for the year ended December 31, 2009 and the year ended December 31, 2008 was $1,096,732 and $0; respectively, and has been recorded as an increase to the Manager's capital account, such amount is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

     Each Director of the Fund receives a retainer of $7,500 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amounts of $10,000 and $15,000, respectively. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with ten other UBS funds where UBSFA is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses.

     As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by OrbiMed for research and related services that would then be paid for, or provided by, the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by OrbiMed.

5.   ADMINISTRATION AND CUSTODIAN FEES

     PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund. The Custodian entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), formerly PFPC Inc., a member of the PNC Financial Services Group, Inc., serves as administrative and accounting agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. PNC receives a monthly fee primarily based upon (i) the average members' capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members' capital of the Fund and certain other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by PNC.

6.   SECURITIES TRANSACTIONS

     Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2009 amounted to $318,469,911 and $339,158,163, respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased amounting to $105,413,062 and $98,134,854, respectively and purchases and sales of options and warrants amounting to $6,683,786 and $5,887,334, respectively.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

6.   SECURITIES TRANSACTIONS (CONTINUED)

     At  December  31,  2009,  the tax  basis of  investments  was  $110,651,719 resulting in accumulated net unrealized appreciation on investments of $22,469,523 which consists of $39,644,820 gross unrealized appreciation and $17,175,297 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to wash sales.

7.   DUE TO BROKERS

     The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin requires collateral that is adequate in the broker's reasonable judgment under the margin rules of the applicable market and the internal policies of the broker. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which is maintained in a segregated account held by the Custodian. For the year ended December 31, 2009, the Fund's average interest rate paid on borrowings was 0.72% per annum and the average borrowings outstanding were $45,319,018. The Fund pledges cash in an account at the Custodian, for the benefit of the prime broker, to meet margin requirements as determined by the prime broker.

8.   DUE FROM BROKERS

     The cash due from brokers (Goldman Sachs & Co.) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased. Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members' Capital. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker.

9. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

     Derivative contracts serve as components of the Fund's investment strategies and are utilized to structure and hedge investments to enhance performance and reduce risk to the Fund as well as for speculative purposes and other independent profit opportunities. The derivative contracts that the Fund may hold include forward foreign currency exchange and futures contracts, options, and swaps. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the fair value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

9. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

     Swap contracts represent agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Therefore, amounts required for the future satisfaction of the swap may be greater or less than the amount recorded. The ultimate gain or loss depends upon the price or rate at which the underlying financial instrument of the swap contract is valued at the swap contract's settlement date. The Fund is subject to the market risk associated with changes in the value of the underlying asset, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized on the Statement of Assets, Liabilities and Members' Capital. The unrealized gain or loss, rather than the contract amount, represents the approximate cash to be received or paid, respectively. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund may enter into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund's maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the total return swap's remaining life. The Fund may mitigate this risk by offsetting any payables and/or receivables with collateral held or pledged. The Fund has posted $8,736,671 as collateral at December 31, 2009 in relation to its total return swaps, which is recorded as collateral deposited with broker on swaps on the Statement of Assets, Liabilities and Members' Capital.

     The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     During the year ended December 31, 2009, the Fund did not trade any futures or forward contracts.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

9. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

     The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current fair value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered," meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current fair value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

     Written option activity for the year ended December 31, 2009 for UBS Eucalyptus Fund, L.L.C., is as follows:

                                                  Number of        Amount of
                                                  contracts    premiums received
         -----------------------------------------------------------------------
         Options outstanding at December 31,
         2008                                        1,800         $256,919
         Options written                            47,349        5,469,859
         Options terminated in closing purchase
         transactions                              (24,755)      (3,312,285)
         Options expired prior to exercise         (21,269)      (2,031,373)
         Options outstanding at December 31,
         2009                                        3,125         $383,120

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

9. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

     The Fund is required to present enhanced information in order to provide users of financial statements with an improved degree of transparency and understanding of how and why an entity uses derivative instruments, how derivative instruments are accounted for, and how derivative instruments affect an entity's financial position, results of operations and its cash flows. In order to provide such information to financial statement users, the Fund provides qualitative disclosures about an entity's associated risk exposures, quantitative disclosures about fair value amounts of derivative instruments and the gains and losses from derivative instruments.

                                       FAIR VALUES OF DERIVATIVE INSTRUMENTS
                                                 AS OF DECEMBER 31

DERIVATIVES NOT
ACCOUNTED FOR AS
HEDGING INSTRUMENTS                 ASSET DERIVATIVES                           LIABILITY DERIVATIVES
                      --------------------------------------------------------------------------------------------
                                          2009                                          2009
                      --------------------------------------------------------------------------------------------
                        Balance Sheet Location        Fair Value     Balance Sheet Location          Fair Value
                      --------------------------------------------------------------------------------------------
IN THOUSANDS OF
DOLLARS
Equity contracts /      Investments in                               Options written, at fair
options and warrants    securities, at fair value      $ 2,630       value                              $ 162
------------------------------------------------------------------------------------------------------------------
Equity contracts /      Unrealized appreciation                      Unrealized depreciation on
swaps                   on swaps                         1,086       swaps                                 --
------------------------------------------------------------------------------------------------------------------
TOTAL                                                  $ 3,716                                          $ 162
------------------------------------------------------------------------------------------------------------------

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

9. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

                        THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
                                           YEAR ENDED DECEMBER 31, 2009

  DERIVATIVES NOT                                                    AMOUNT OF REALIZED    AMOUNT OF UNREALIZED
 ACCOUNTED FOR AS                                                      GAIN OR (LOSS)         GAIN OR (LOSS)
      HEDGING                 LOCATION OF GAIN OR (LOSS)            RECOGNIZED IN INCOME   RECOGNIZED IN INCOME
    INSTRUMENTS           RECOGNIZED IN INCOME ON DERIVATIVE           ON DERIVATIVES         ON DERIVATIVES
------------------------------------------------------------------------------------------------------------------

IN THOUSANDS OF
DOLLARS
                        Net realized gain/(loss) from
                        investments in securities and written
                        options/net change in unrealized
Equity contracts /      appreciation/depreciation on
options and             investments in securities and written
warrants                options                                            $ 1,481                $ 1,538
------------------------------------------------------------------------------------------------------------------
                        Net realized gain/(loss) from swaps / net
Equity contracts /      change in unrealized
swaps                   appreciation\depreciation on swaps                 $ 1,303               $ (3,732)
------------------------------------------------------------------------------------------------------------------
Total                                                                      $ 2,784               $ (2,194)
------------------------------------------------------------------------------------------------------------------

     The average quarterly net notional amounts of equity swaps, written options and purchased options were $(1,930,789), $(517,540) and $360,580, respectively, during the year ended December 31, 2009. The average quarterly fair value of warrants was $391,698 during the year ended December 31, 2009.

10.  INDEMNIFICATION AND FINANCIAL GUARANTEES

     In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund feels that the likelihood of such an event is remote.

     In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At December 31, 2009, the Fund had

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2009

--------------------------------------------------------------------------------

10.  INDEMNIFICATION AND FINANCIAL GUARANTEES (CONTINUED)

     maximum payout amounts of approximately $5,921,000 relating to written put option contracts, which expire between one and two months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

     The fair value of written put option contracts as of December 31, 2009 is $3,772 and is included as a liability in written options, at fair value on the Statement of Assets, Liabilities and Members' Capital.

11.  SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through February 23, 2010, the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

                                                                         UBS EUCALYPTUS FUND, L.L.C.
                                                                   SCHEDULE OF PORTFOLIO INVESTMENTS

----------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 2009

               INVESTMENTS IN SECURITIES (123.61%)
               -----------------------------------
   PAR ($)                                                                             FAIR VALUE
----------------------------------------------------------------------------------------------------
               CORPORATE BONDS (3.29%)
               -----------------------
               MEDICAL - BIOMEDICAL/GENETICS (1.06%)
     596,700   Incyte Corp., 4.75%, 10/01/15 (a)                                     $     774,218
     740,000   Qhp Royalty Sub LLC, 10.25%, 03/15/15 (a)                                   751,100
                                                                                    ----------------
                                                                                         1,525,318
                                                                                    ----------------
               MEDICAL - DRUGS (2.23%)
   1,026,665   Cinacalcet Royalty Sub LLC, 15.50%, 03/30/17 (a)                            872,665
   2,768,252   Rotavax Royalty Sub LLC, 6.452%, 10/15/14 *, (a)                          2,353,014
                                                                                    ----------------
                                                                                         3,225,679
                                                                                    ----------------
               TOTAL CORPORATE BONDS (Cost $4,923,435)                                   4,750,997
                                                                                    ----------------
   SHARES
------------
               COMMON STOCK (115.90%)
               ----------------------
               DENTAL SUPPLIES & EQUIPMENT (2.14%)
     173,000   Align Technology, Inc. *, (b)                                             3,082,860
                                                                                    ----------------
               DIAGNOSTIC EQUIPMENT (0.52%)
     128,000   Affymetrix, Inc. *, (b)                                                     747,520
                                                                                    ----------------
               DRUG DELIVERY SYSTEMS (0.66%)
     310,500   Antares Pharma, Inc. *                                                      353,970
     475,300   AP Pharma, Inc. *                                                           598,878
                                                                                    ----------------
                                                                                           952,848
                                                                                    ----------------
               INSTRUMENTS - SCIENTIFIC (2.97%)
      90,000   Thermo Fisher Scientific, Inc. *, (b)                                     4,292,100
                                                                                    ----------------
               MEDICAL - BIOMEDICAL/GENETICS (42.68%)
     151,000   Amgen, Inc. *, (b)                                                        8,542,070
      62,500   Anadys Pharmaceuticals, Inc. *                                              131,875
     128,000   Celgene Corp. *, (b)                                                      7,127,040
      90,000   Curis, Inc. *                                                               292,500
     281,400   Cytokinetics, Inc. *, (b)                                                   818,874
     242,000   Dendreon Corp. *, (b)                                                     6,359,760
      58,800   Genmab A/S - (Denmark) *, (b), (c)                                          929,689
     142,000   Genzyme Corp. *, (b)                                                      6,959,420
     182,000   Gilead Sciences, Inc. *, (b)                                              7,875,140
      74,200   GTx, Inc.                                                                   311,640
   1,900,000   Hana Biosciences, Inc. *                                                    361,000
      95,000   Illumina, Inc. *, (b)                                                     2,914,600
     241,000   Intermune, Inc. *, (b)                                                    3,142,640
     186,100   Map Pharmaceuticals, Inc. *, (b)                                          1,773,533
      23,000   Medivation, Inc. (b)                                                        865,950
     128,400   OSI Pharmaceuticals, Inc. *, (b)                                          3,988,104
     293,000   The Medicines Co. *, (b)                                                  2,443,620
      41,200   United Therapeutics Corp. *, (b)                                          2,169,180
     107,600   Vertex Pharmaceuticals, Inc. *, (b)                                       4,610,660
                                                                                    ----------------
                                                                                        61,617,295
                                                                                    ----------------



               The preceding notes are an integral part of these financial statements.
                                                                                                  22

                                                                         UBS EUCALYPTUS FUND, L.L.C.
                                                       SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 2009

    SHARES                                                                             FAIR VALUE
----------------------------------------------------------------------------------------------------
               COMMON STOCK (CONTINUED)
               ------------------------
               MEDICAL - DRUGS (39.62%)
      93,000   Allergan, Inc. (b)                                                    $   5,859,930
     402,900   Antisoma PLC - (United Kingdom) *, (c)                                      214,707
     133,600   Bioform Medical, Inc. *                                                     454,240
     280,000   Bristol-Myers Squibb Co. (b)                                              7,070,000
     626,000   Elan Corp. PLC - (Ireland) *, (b), (d)                                    4,081,520
     241,000   Endo Pharmaceuticals Holdings, Inc. *, (b)                                4,945,320
     140,000   Merck & Co., Inc (b)                                                      5,115,604
      38,000   Merck KGAA - (Germany) (b), (c)                                           3,552,533
     129,000   Nichi-iko Pharmaceutical Co., Ltd. - (Japan) (b), (c)                     3,484,988
     311,500   Pfizer, Inc. (b)                                                          5,666,185
      72,100   Rigel Pharmaceuticals, Inc. *                                               685,671
      53,000   Roche Holding AG - (Switzerland) (b), (c)                                 9,013,204
     325,400   Santarus, Inc. *                                                          1,503,348
      80,000   Shire PLC - (Ireland) (b), (d)                                            4,696,000
     605,775   Skyepharma PLC - (United Kingdom) *, (c)                                    860,852
                                                                                    ----------------
                                                                                        57,204,102
                                                                                    ----------------
               MEDICAL - GENERIC DRUGS (7.51%)
     254,000   Nippon Chemiphar Co., Ltd. - (Japan) (c)                                    695,741
      58,000   Sawai Pharmaceutical Co., Ltd. - (Japan) (b), (c)                         3,308,233
      67,500   Teva Pharmaceutical Industries, Ltd. - (Israel) (b), (d)                  3,792,150
      66,000   Towa Pharmaceutical Co., Ltd. - (Japan) (b), (c)                          3,048,499
                                                                                    ----------------
                                                                                        10,844,623
                                                                                    ----------------
               MEDICAL - HMO (2.26%)
      20,500   Aetna, Inc. (b)                                                             649,850
      23,200   CIGNA Corp. (b)                                                             818,264
      20,700   United Health Group, Inc. (b)                                               630,936
      20,000   Wellpoint, Inc. *, (b)                                                    1,165,800
                                                                                    ----------------
                                                                                         3,264,850
                                                                                    ----------------
               MEDICAL INSTRUMENTS (0.58%)
      19,100   Medtronic, Inc. (b)                                                         840,018
                                                                                    ----------------
               MEDICAL LASER SYSTEMS (0.23%)
      28,500   Cynosure, Inc. *                                                            327,465
                                                                                    ----------------
               MEDICAL PRODUCTS (7.84%)
      11,000   Hospira, Inc. *, (b)                                                        561,000
     136,000   Johnson & Johnson (b)                                                     8,759,760
      32,100   Syneron Medical, Ltd. - (Israel) *, (c)                                     335,445
      28,000   Zimmer Holdings, Inc. *, (b)                                              1,655,080
                                                                                    ----------------
                                                                                        11,311,285
                                                                                    ----------------
               THERAPEUTICS (7.65%)
     270,000   Alexza Pharmaceuticals, Inc. *                                              648,000
     674,000   Allos Therapeutics, Inc. *, (b)                                           4,434,920
     163,000   Biomarin Pharmaceutical, Inc. *, (b)                                      3,066,030
     280,200   Pharmacyclics, Inc. *                                                       879,828



               The preceding notes are an integral part of these financial statements.
                                                                                                  23

                                                                         UBS EUCALYPTUS FUND, L.L.C.
                                                       SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 2009

    SHARES                                                                             FAIR VALUE
----------------------------------------------------------------------------------------------------
               COMMON STOCK (CONTINUED)
               ------------------------
               THERAPEUTICS (CONTINUED)
      71,000   Warner Chilcott PLC - (Ireland) (b), (c)                              $   2,021,370
                                                                                    ----------------
                                                                                        11,050,148
                                                                                    ----------------
               ULTRA SOUND IMAGING SYSTEMS (0.51%)
      31,000   SonoSite, Inc. *, (b)                                                       732,530
                                                                                    ----------------
               VENTURE CAPITAL (0.73%)
      22,800   HBM BioVentures AG - (Switzerland) *, (c)                                 1,057,567
                                                                                    ----------------
               TOTAL COMMON STOCK (Cost $158,188,912)                                  167,325,211
                                                                                    ----------------
               PREFERRED STOCKS (2.60%)
               ------------------------
               MEDICAL - BIOMEDICAL/GENETICS (1.08%)
          16   Novelos Therapeutics, Inc. *, (a)                                         1,550,767
                                                                                    ----------------
               MEDICAL - GENERIC DRUGS (1.52%)
       1,905   Mylan, Inc. (b)                                                           2,195,989
                                                                                    ----------------
               TOTAL PREFERRED STOCKS (Cost $2,352,647)                                  3,746,756
                                                                                    ----------------
               WARRANTS (0.65%)
               ----------------
               MEDICAL - BIOMEDICAL/GENETICS (0.51%)
      91,000   Anadys Pharmaceuticals, Inc., $2.75, 06/09/14 *                              60,970
     600,000   Hana Biosciences, Inc., $0.01, 10/07/16 *                                   114,000
     250,000   Hana Biosciences, Inc., $0.60, 10/07/16 *                                    40,000
     695,000   Novelos Therapeutics, Inc., $1.25, 05/02/12 *                               521,250
     330,000   Targeted Genetics Corp., $3.25, 06/22/12 *                                    3,300
                                                                                    ----------------
                                                                                           739,520
                                                                                    ----------------
               MEDICAL - DRUGS (0.00%)
      43,750   Oscient Pharmaceutical Corp., $2.22, 04/06/11 *                                  --
                                                                                    ----------------
               THERAPEUTICS (0.14%)
     243,000   Alexza Pharmaceuticals, Inc., $2.77, 10/05/16 *                             201,690
                                                                                    ----------------
               TOTAL WARRANTS (Cost $215,750)                                              941,210
                                                                                    ----------------
  NUMBER OF
  CONTRACTS
------------
               PURCHASED OPTIONS (1.17%)
               -------------------------
               MEDICAL - DRUGS (0.68%)
         285   Madivation Inc., 03/20/2010, $40.00 Call                                    172,425
       1,355   Pfizer, Inc., 01/16/10, $45.00 Call                                         806,225
                                                                                    ----------------
                                                                                           978,650
                                                                                    ----------------
               OPTICAL SUPPLIES (0.26%)
          75   Alcon, Inc., 01/16/10, $135.00 Call                                         226,875
          75   Alcon, Inc., 01/16/10, $145.00 Call                                         152,250
                                                                                    ----------------
                                                                                           379,125
                                                                                    ----------------
               THERAPEUTICS (0.23%)
         525   Allos Therapeutics, Inc., 01/16/10, $7.50 Call                                3,938


               The preceding notes are an integral part of these financial statements.
                                                                                                  24

                                                                         UBS EUCALYPTUS FUND, L.L.C.
                                                       SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 2009

  NUMBER OF
  CONTRACTS                                                                            FAIR VALUE
----------------------------------------------------------------------------------------------------
               PURCHASED OPTIONS (CONTINUED)
               -----------------------------
               THERAPEUTICS (CONTINUED)
        555    Warner Chilcott PLC, 01/16/10, $22.50 Call                            $     327,450
                                                                                    ----------------
                                                                                           331,388
                                                                                    ----------------
               TOTAL PURCHASED OPTIONS (Cost $797,133)                                   1,689,163
                                                                                    ----------------
               TOTAL INVESTMENTS IN SECURITIES
               (Cost $166,477,877)                                                     178,453,337
                                                                                    ----------------
   SHARES
------------
               SECURITIES SOLD, NOT YET PURCHASED ((31.29)%)
               ---------------------------------------------
               COMMON STOCK SOLD, NOT YET PURCHASED ((29.12)%)
               -----------------------------------------------
               DRUG DELIVERY SYSTEMS ((2.92)%)
   (148,100)   Alkermes, Inc. *                                                         (1,393,621)
   (165,000)   Flamel Technologies SA - (France) *, (c)                                 (1,221,000)
   (172,000)   Nektar Therapeutics *                                                    (1,603,040)
                                                                                    ----------------
                                                                                        (4,217,661)
                                                                                    ----------------
               MEDICAL - BIOMEDICAL/GENETICS ((3.89)%)
    (64,000)   Alnylam Pharmaceuticals, Inc. *                                          (1,127,680)
    (36,000)   AMAG Pharmaceuticals, Inc. *                                             (1,369,080)
   (111,800)   Exelixis, Inc. *                                                           (823,966)
    (76,500)   Geron Corp. *                                                              (424,575)
    (74,200)   GTx, Inc.                                                                  (311,640)
   (236,200)   Prolatix Biotherapeutics, Inc. *                                         (1,563,644)
                                                                                    ----------------
                                                                                        (5,620,585)
                                                                                    ----------------
               MEDICAL - DRUGS ((17.42)%)
    (79,000)   AstraZeneca PLC - (United Kingdom) (c)                                   (3,713,033)
    (62,100)   Auxilium Pharmaceuticals, Inc. *                                         (1,861,758)
   (137,600)   Cadence Pharmaceuticals, Inc. *                                          (1,330,592)
    (75,000)   Chugai Pharmaceutical Co., Ltd. - (Japan) (c)                            (1,401,794)
    (92,000)   Daiichi Sankyo Co., Ltd. - (Japan) (c)                                   (1,926,076)
   (120,000)   Eli Lilly & Co.                                                          (4,285,200)
   (145,100)   H. Lundbeck A/S - (Denmark) (c)                                          (2,650,899)
    (55,000)   Novo Nordisk A/S - (Denmark) (c)                                         (3,520,848)
    (26,300)   Poniard Pharmaceuticals, Inc. *                                             (48,129)
    (18,500)   Sanofi-Aventis SA - (France) (c)                                         (1,461,441)
   (159,200)   Xenoport, Inc. *                                                         (2,953,160)
                                                                                    ----------------
                                                                                       (25,152,930)
                                                                                    ----------------
               MEDICAL INSTRUMENTS ((0.91)%)
     (3,400)   Intuitive Surgical, Inc. *                                               (1,031,662)
    (10,500)   Thoratec Labs Corp. *                                                      (282,660)
                                                                                    ----------------
                                                                                        (1,314,322)
                                                                                    ----------------
               MEDICAL PRODUCTS ((0.91)%)
    (87,400)   Luminex Corp. *                                                          (1,304,882)
                                                                                    ----------------
               OPTICAL SUPPLIES ((1.80)%)
     (6,800)   Alcon, Inc.                                                              (1,117,580)


               The preceding notes are an integral part of these financial statements.
                                                                                                  25

                                                                         UBS EUCALYPTUS FUND, L.L.C.
                                                       SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 2009

    SHARES                                                                             FAIR VALUE
----------------------------------------------------------------------------------------------------
               COMMON STOCK SOLD, NOT YET PURCHASED (CONTINUED)
               ------------------------------------------------
               OPTICAL SUPPLIES (CONTINUED)
    (24,700)   Essilor International SA - (France) (c)                               $  (1,479,540)
                                                                                    ----------------
                                                                                        (2,597,120)
                                                                                    ----------------
               THERAPEUTICS ((1.27)%)
    (19,200)   Theravance, Inc. *                                                         (250,944)
    (55,500)   Warner Chilcott PLC - (Ireland) (c)                                      (1,580,085)
                                                                                    ----------------
                                                                                        (1,831,029)
                                                                                    ----------------
               TOTAL COMMON STOCK SOLD, NOT YET PURCHASED (Proceeds
                $(43,661,951))                                                         (42,038,529)
                                                                                    ----------------
               EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED ((2.17)%)
               -------------------------------------------------------
               STOCK INDEX ((2.17)%)
    (28,100)   SPDR Trust Series I                                                      (3,131,464)
                                                                                    ----------------
               TOTAL EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED
               (Proceeds $(2,539,967))                                                  (3,131,464)
                                                                                    ----------------
               TOTAL SECURITIES SOLD, NOT YET PURCHASED
               (Proceeds $(46,201,918))                                                (45,169,993)
                                                                                    ----------------
               DERIVATIVE CONTRACTS (0.64%)
               ----------------------------

  NUMBER OF
  CONTRACTS
------------
               WRITTEN OPTIONS ((0.11)%)
               MEDICAL - BIOMEDICAL/GENETICS ((0.01)%)
       (210)   Alexion Pharmaceuticals, Inc., 01/16/2010, $50.00 Call                      (14,700)
       (160)   Dendreon Corp., 01/16/10, $10.00 Put                                           (160)
                                                                                    ----------------
                                                                                           (14,860)
                                                                                    ----------------
               MEDICAL - DRUGS ((0.10)%)
       (800)   Pfizer, Inc., 01/16/10, $40.00 Put                                             (800)
     (1,355)   Pfizer, Inc., 01/16/10, $50.00 Call                                        (143,630)
                                                                                    ----------------
                                                                                          (144,430)
                                                                                    ----------------
               OPTICAL SUPPLIES (0.00%)
        (75)   Alcon, Inc., 01/16/10, $120.00 Put                                             (750)
        (75)   Alcon, Inc., 01/16/10, $125.00 Put                                             (937)
                                                                                    ----------------
                                                                                            (1,687)
                                                                                    ----------------
               THERAPEUTICS (0.00%)
       (450)   Warner Chilcott PLC, 01/16/10, $17.50 Put                                    (1,125)
                                                                                    ----------------
               TOTAL WRITTEN OPTIONS (Premiums $(383,120))                                (162,102)
                                                                                    ----------------






               The preceding notes are an integral part of these financial statements.
                                                                                                  26

                                                                         UBS EUCALYPTUS FUND, L.L.C.
                                                       SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 2009

   NOTIONAL
  AMOUNT ($)                                                                           FAIR VALUE
----------------------------------------------------------------------------------------------------
               SWAPS (0.75%)

  39,961,345   Equity Swap, long exposure                                                1,053,754
 (12,203,148)  Equity Swap, short exposure                                                  32,331
                                                                                    ----------------
               TOTAL SWAPS                                                               1,086,085
                                                                                    ----------------
               TOTAL DERIVATIVE CONTRACTS (Proceeds $(383,120))                            923,983
                                                                                    ----------------
   TOTAL INVESTMENTS IN SECURITIES, SECURITIES SOLD, NOT YET
   PURCHASED AND DERIVATIVE CONTRACTS -- 92.96%                                        134,207,327
                                                                                    ----------------
   OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 7.04%                                 10,158,383
                                                                                    ----------------
   TOTAL MEMBERS' CAPITAL -- 100.00%                                                 $ 144,365,710
                                                                                    ================

Percentages shown represent a percentage of members' capital as of December 31, 2009.

*   Non-income producing security.

(a) Restricted security - private investment valued at fair value.

(b) Partially  or wholly  held  ($156,639,818  total  market  value) in a  pledged  account  by the
    Custodian as collateral for securities sold, not yet purchased.

(c) Foreign.

(d) American Depository Receipt.

EQUITY SWAPS
------------

UBS EUCALYPTUS FUND, L.L.C. HAD THE FOLLOWING OPEN EQUITY SWAPS AS OF DECEMBER 31, 2009:

   NOTIONAL    MATURITY                  DESCRIPTION                             UNREALIZED
    AMOUNT       DATE                    -----------                     APPRECIATION/(DEPRECIATION)
    ------     --------                                                  ---------------------------
     Sell          *     Agreement with Goldman Sachs & Co., to pay the
$(12,203,148)            total  return  of  the  Orbimed  Custom  Index
                         Modified  Short  Hedge in an  exchange  for an
                         amount  to  be  paid monthly, equal to the USD
                         LIBOR-BBA Monthly plus 65 bps.                              $32,331

     Buy           *     Agreement with Goldman Sachs & Co., to receive
 $36,347,769             the net total  return of the S&P 500 Index and
                         AMEX Healthcare Select IX Index in an exchange
                         for an amount to be paid monthly, equal to the
                         USD LIBOR-BBA Monthly plus 30 bps.                         $ 56,693

     Buy           *     Agreement with Goldman Sachs & Co., to receive
 $3,613,576              the total  return  of the GS HMO  Basket in an
                         exchange  for an  amount  to be paid  monthly,             $997,061
                         equal  to the USD  LIBOR-BBA  Monthly  plus 40
                         bps.                                            ---------------------------
                                                                                  $1,086,085
                                                                         ===========================

----------
* Perpetual maturity. Resets monthly.






               The preceding notes are an integral part of these financial statements.
                                                                                                  27

                                                                         UBS EUCALYPTUS FUND, L.L.C.
                                                       SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 2009



The following is a summary of the inputs used in valuing the Fund's  investments at fair value.  The inputs or  methodology  used for valuing  securities  are not  necessarily an indication of the risk associated with investing in those securities.

ASSETS TABLE

---------------------------------------------------------------------------------------------------
                                                                           LEVEL 2        LEVEL 3
                                           TOTAL FAIR                    SIGNIFICANT   SIGNIFICANT
                                            VALUE AT         LEVEL 1      OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                12/31/2009    QUOTED PRICES      INPUTS        INPUTS
---------------------------------------------------------------------------------------------------
Investments in Securities
    Corporate Bonds
       Medical - Biomedical/Genetics      $  1,525,318    $         --    $       --    $1,525,318
       Medical - Drugs                       3,225,679              --            --     3,225,679
                                          ---------------------------------------------------------
    TOTAL CORPORATE BONDS                    4,750,997              --            --     4,750,997
                                          ---------------------------------------------------------
    Common Stock
       Dental Supplies & Equipment           3,082,860       3,082,860            --            --
       Diagnostic Equipment                    747,520         747,520            --            --
       Drug Delivery Systems                   952,848         952,848            --            --
       Instruments - Scientific              4,292,100       4,292,100            --            --
       Medical - Biomedical/Genetics        61,617,295      61,617,295            --            --
       Medical - Drugs                      57,204,102      57,204,102            --            --
       Medical - Generic Drugs              10,844,623      10,844,623            --            --
       Medical - HMO                         3,264,850       3,264,850            --            --
       Medical Instruments                     840,018         840,018            --            --
       Medical Laser Systems                   327,465         327,465            --            --
       Medical Products                     11,311,285      11,311,285            --            --
       Therapeutics                         11,050,148      11,050,148            --            --
       Ultra Sound Imaging Systems             732,530         732,530            --            --
       Venture Capital                       1,057,567       1,057,567            --            --
                                          ---------------------------------------------------------
    TOTAL COMMON STOCK                     167,325,211     167,325,211            --            --
                                          ---------------------------------------------------------
    Preferred Stocks
       Medical - Biomedical/Genetics         1,550,767              --     1,550,767            --
       Medical - Generic Drugs               2,195,989       2,195,989            --            --
                                          ---------------------------------------------------------
    TOTAL PREFERRED STOCKS                   3,746,756       2,195,989     1,550,767            --
                                          ---------------------------------------------------------
    Warrants
       Medical - Biomedical/Genetics           739,520              --       739,520            --
       Medical - Drugs                              --              --            --            --
       Therapeutics                            201,690              --       201,690            --
                                          ---------------------------------------------------------
    TOTAL WARRANTS                             941,210              --       941,210            --
                                          ---------------------------------------------------------
    Purchased Options
       Medical - Drugs                         978,650         978,650            --            --
       Optical Supplies                        379,125         379,125            --            --
       Therapeutics                            331,388         331,388            --            --
                                          ---------------------------------------------------------
    TOTAL PURCHASED OPTIONS                  1,689,163       1,689,163            --            --
                                          ---------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES           $178,453,337    $171,210,363    $2,491,977    $4,750,997
                                          ---------------------------------------------------------
Derivative Contracts
    Swaps                                    1,086,085              --     1,086,085            --
                                          ---------------------------------------------------------
TOTAL DERIVATIVE CONTRACTS                $  1,086,085    $         --    $1,086,085    $       --
                                          =========================================================
TOTAL ASSETS                              $179,539,422    $171,210,363    $3,578,062    $4,750,997
                                          ---------------------------------------------------------


               The preceding notes are an integral part of these financial statements.
                                                                                                  28

                                                                              UBS EUCALYPTUS FUND, L.L.C.
                                                            SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------
                                                                                        DECEMBER 31, 2009

LIABILITIES TABLE

---------------------------------------------------------------------------------------------------------
                                                                                  LEVEL 2       LEVEL 3
                                                    TOTAL FAIR                  SIGNIFICANT   SIGNIFICANT
                                                     VALUE AT       LEVEL 1      OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                         12/31/2009   QUOTED PRICES     INPUTS        INPUTS
---------------------------------------------------------------------------------------------------------
Securities Sold, Not Yet Purchased
    Common Stock Sold, Not Yet Purchased
       Drug Delivery Systems                       $ (4,217,661) $ (4,217,661)  $        --  $         --
       Medical - Biomedical/Genetics                 (5,620,585)   (5,620,585)           --            --
       Medical - Drugs                              (25,152,930)  (25,152,930)           --            --
       Medical Instruments                           (1,314,322)   (1,314,322)           --            --
       Medical Products                              (1,304,882)   (1,304,882)           --            --
       Optical Supplies                              (2,597,120)   (2,597,120)           --            --
       Therapeutics                                  (1,831,029)   (1,831,029)           --            --
                                                   ------------------------------------------------------
    TOTAL COMMON STOCK SOLD, NOT YET PURCHASED      (42,038,529)  (42,038,529)           --            --
                                                   ------------------------------------------------------
    Exchange Traded Funds Sold, Not Yet Purchased
       Stock Index                                   (3,131,464)   (3,131,464)           --            --
                                                   ------------------------------------------------------
    TOTAL EXCHANGE TRADED FUNDS SOLD, NOT YET
    PURCHASED                                        (3,131,464)   (3,131,464)           --            --
                                                   ------------------------------------------------------
TOTAL SECURITIES SOLD, NOT YET PURCHASED           $(45,169,993) $(45,169,993)  $        --  $         --
                                                   ------------------------------------------------------
Derivative Contracts
    Written Options
       Medical - Biomedical/Genetics                    (14,860)      (14,860)           --            --
       Medical - Drugs                                 (144,430)     (144,430)           --            --
       Optical Supplies                                  (1,687)       (1,687)           --            --
       Therapeutics                                      (1,125)       (1,125)           --            --
                                                   ------------------------------------------------------
    TOTAL WRITTEN OPTIONS                              (162,102)     (162,102)           --            --
                                                   ------------------------------------------------------
TOTAL DERIVATIVE CONTRACTS                         $   (162,102) $   (162,102)  $        --  $         --
                                                   ------------------------------------------------------
TOTAL LIABILITIES                                  $(45,332,095) $(45,332,095)  $        --  $         --
                                                   ------------------------------------------------------

                                                                                        December 31, 2009
Investments in Securities - By Country                                 Percentage of Members' Capital (%)
--------------------------------------                                 ----------------------------------
  United States                                                                                   76.90%
  Switzerland                                                                                      6.97%
  Ireland                                                                                          6.38%
  Japan                                                                                            4.99%
  Israel                                                                                           2.86%
  Germany                                                                                          2.46%
  United Kingdom                                                                                  (1.82%)
  France                                                                                          (2.89%)
  Denmark                                                                                         (3.64%)

                                                                                        December 31, 2009
Investments in Derivative Contracts - By Country                       Percentage of Members' Capital (%)
------------------------------------------------                       ----------------------------------
  United States                                                                                    0.75%


               The preceding notes are an integral part of these financial statements.
                                                                                                       29

                                                                                               UBS EUCALYPTUS FUND, L.L.C.
                                                                             SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                         DECEMBER 31, 2009

The following is a reconciliation of assets in which significant  unobservable inputs (Level 3) were used in determining fair value:



                                BALANCE AS                              CHANGE IN                 TRANSFERS
                                    OF        ACCRUED                   UNREALIZED       NET      IN AND/OR  BALANCE AS OF
                               DECEMBER 31,  DISCOUNTS    REALIZED    APPRECIATION/   PURCHASES/    OUT OF    DECEMBER 31,
         Description               2008      /PREMIUMS  GAIN/ (LOSS)   DEPRECIATION    (SALES)     LEVEL 3       2009
--------------------------------------------------------------------------------------------------------------------------
Investments in Securities

CORPORATE BONDS

Medical - Biomedical/Genetics   $1,748,897    $ 38,658  $  (443,965)    $  594,153   $(1,163,524  $      --    $  774,218
Medical - Drugs                  7,032,945      78,823     (217,402)     1,762,664    (5,431,351)        --     3,225,679
Therapeutics                       120,000          --     (372,375)       480,000      (227,625)        --            --
Biotechnology & Drugs                                                       11,100       740,000                  751,100
                               -------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS            8,901,842     117,481   (1,033,743)     2,847,917    (6,082,500)        --     4,750,997

COMMON STOCKS
Medical - Generic Drugs            360,045          --     (203,831)         4,571      (160,785)        --            --
                               -------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                360,045          --     (203,831)         4,571      (160,785)        --            --

WARRANTS
Therapeutics                           586          --           --             --          (586)        --            --
                               -------------------------------------------------------------------------------------------
TOTAL WARRANTS                         586          --           --             --          (586)        --            --

                               -------------------------------------------------------------------------------------------
ENDING BALANCE                  $9,262,473    $117,481  $(1,237,574)    $2,852,488   $(6,243,871) $      --    $4,750,997
                               -------------------------------------------------------------------------------------------



Net change in unrealized  appreciation/(depreciation) on Level 3 assets and liabilities still held as of December 31, 2009 is $399,573.












                              The preceding notes are an integral part of these financial statements.
                                                                                                                                  30

                    UBS EUCALYPTUS FUND, L.L.C. (UNAUDITED)

     The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on May 7, 2009. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by and concerning UBS Fund Advisor, L.L.C. ("UBSFA"), including information regarding its affiliates and its personnel, operations and financial condition, as well as information regarding UBS Willow Fund Management, L.L.C. (the "Adviser"), the Fund's investment adviser of which UBSFA is the managing member. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of UBSFA the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

     The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund's investments in accordance with the Fund's stated investment objectives and policies, as well as the services to be provided by UBSFA to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in investment management and compliance services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and to UBSFA (including its affiliates UBS AG and UBS Financial Services Inc.). Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser's personnel had sufficient expertise to manage the Fund.

     The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBSFA which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers ("Comparable Funds"). The Directors recognized that the Comparable Funds, as private funds, are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund's performance relative to that of its respective Comparable Funds. The Directors noted that although the Fund's annualized performance since inception was below the median performance of the Comparable Funds, the Fund's annualized return exceeded the annualized return of three of the relevant indices cited in the Meeting Materials. The Directors also compared the volatility of the Fund to that of its Comparable Funds. The Directors observed that the Fund's volatility was below the median volatility of its Comparable Funds.

     The Directors considered the fees being charged by the Adviser and its affiliates for its services to the Fund as compared to those charged to the Comparable Funds, and as compared to the management and incentive fees charged by UBSFA and its affiliates for other UBS alternative investment products. The information presented to the Directors showed that the management fee being charged to the Fund was the below the median management fee being charged to its Comparable Funds, and the incentive fee being charged to the Fund was equal to or lower than the incentive fee being charged to each of its Comparable Funds. In comparing the management and incentive fees being charged to the Fund to the fees being charged for other UBS alternative investment products, the Directors observed that the management and incentive fees being charged to the Fund were equal to or lower than the management and incentive fees being charged to each single-manager UBS alternative product. In light of the foregoing, the Directors felt that the combination of management fee and incentive fee being charged to the Fund was appropriate.

     The Directors also considered the profitability of UBSFA both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBSFA and its affiliates under the Fund's Investment Advisory Agreement and from other relationships between the Fund and UBSFA were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2009 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Financial Services Inc.'s, Alternative Investment Group at 800-580-2359.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND         OTHER TRUSTEESHIPS/
                                TERM OF OFFICE                                               COMPLEX        DIRECTORSHIPS HELD BY
NAME, AGE, ADDRESS AND           AND LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTOR OUTSIDE FUND
POSITION(S) WITH FUNDS          TIME SERVED (1)             DURING PAST 5 YEARS              DIRECTOR              COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS

Meyer Feldberg (67) (3)       Term -- Indefinite  Dean Emeritus and Professor of           See          Director of: Primedia, Inc.,
UBS Financial Services Inc.   Length--since       Management of the Graduate School of     Footnote 2.  Macy's, Inc., Revlon, Inc.,
1285 Avenue of the Americas   Commencement of     Business, Columbia University; Senior                 NYC Ballet and SAPPI Ltd.
New York, NY 10019            Operations          Advisor to Morgan Stanley                             Advisory Director of Welsh
Director                                                                                                Carson Anderson & Stowe.

George W. Gowen (80)          Term -- Indefinite  Law partner of Dunnington, Bartholow     11           None
UBS Financial Services Inc.   Length--since       & Miller
1285 Avenue of the Americas   Commencement of
New York, NY 10019            Operations
Director

Stephen H. Penman (63)        Term -- Indefinite  Professor of Financial Accounting of     11           None
UBS Financial Services Inc.   Length--since       Graduate School of Business, Columbia
1285 Avenue of the Americas   July 2004           University
New York, NY 10019
Director

Virginia G. Breen (45)        Term -- Indefinite  General Partner of Sienna Ventures and   11           Director of: Modus Link,
UBS Financial Services Inc.   Length--since       General Partner of Blue Rock Capital                  SMGI, Inc; Excelsior
1285 Avenue of the Americas   May 2, 2008                                                               Absolute Return Fund of
New York, NY 10019                                                                                      Funds, L.L.C.; Excelsior
Director                                                                                                Buyout Investors, L.L.C.;
                                                                                                        Excelsior LaSalle Property
                                                                                                        Fund Inc; UST Global
                                                                                                        Private Markets Fund L.L.C.

                                                  OFFICER(S) WHO ARE NOT DIRECTORS

Robert F. Aufenanger (56)
UBS Financial Services Inc.   Term -- Indefinite  Executive Director of UBS Alternative
1285 Avenue of the Americas   Length--since       Investments US since April 2007
New York, NY 10019            May 1, 2007         Prior to April 2007, Chief Financial     N/A          N/A
Principal Accounting Officer                      Officer and Senior Vice President of
                                                  Alternative Investments Group at U.S.
                                                  Trust Corporation from 2003 - 2007
Frank Pluchino (50)
UBS Financial Services Inc.   Term - Indefinite   Assistant Director of Compliance of
1000 Harbor Boulevard         Length - since      UBS Financial Services Inc. since 2003
Weehawken, NY 07086           July 19, 2005       and Deputy Director of Compliance        N/A          N/A
Chief Compliance Officer                          UBS Financial Services of Puerto Rico
                                                  Inc. since October 2006. Prior to 2003,
                                                  Chief Compliance Officer of
                                                  LibertyView Capital Management, Inc.,
                                                  an investment adviser, and LibertyView
                                                  Alternative Asset Management, Inc., an
                                                  NASD broker-dealer.

Craig Goos (39)               Term -- Indefinite
UBS Financial Services Inc.   Length--since       Managing Director UBS Alternative        N/A          N/A
1285 Avenue of the Americas   September 18,       Investments US since September 2008.
New York, NY 10019            2008                Prior to September 2008, Managing
Principal Executive Officer                       Director of Bear Stearns Alternative
                                                  Investment platform from 2004-2009.

(1) For  Directors,  their  terms are for the  duration  of the term of the Fund,  unless his  status as a Director  shall be sooner terminated by death, adjudicated incompetent,  voluntarily withdraw,  physically unable to perform duties, removed either by vote or written  consent of at  two-thirds of the  Directors or vote or written  consent of Members  holding not less than two thirds of the total number of votes eligible to the cast by all Members.

(2) Mr. Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Fund Advisor or one of its affiliates serves as investment advisor, sub-advisor or manager.

(3) Mr.  Feldberg is an "interested  person" of the Fund because he is an affiliated  person of a  broker-dealer  with which the UBS
Financial Services  Alternative  Investment Group of Funds does business.  Mr. Feldberg is not an affiliated person of UBS Financial
Services or its affiliates.

The Fund files its complete  schedule of portfolio  holdings with the Securities and Exchange  Commission  ("SEC") for the first and third  quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at  http://www.sec.gov  and may be reviewed or copied at the SEC's  Public  Reference  Room in  Washington,  D.C.  Information  on the  operation  of the Public
Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available with out charge upon request by calling the UBS Financial Services Inc.'s Alternative Investment Group at 800-580-2359.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 201-352-3571.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $85,830 in 2009 and $65,484 in 2008. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant's report on form N-SAR.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $2,000 in 2009 and $5,500 in 2008. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $92,000 in 2009 and $47,000 in 2008. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2008.

  (e)(1)  The  registrant's   audit  committee   pre-approves  the  principal
          accountant's engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

  (e)(2)  There were no services  described in each of paragraphs  (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

     (f)  Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $3.030 million for 2009 and $2.240 million for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

ORBIMED ADVISORS LLC AND AFFILIATES
PROXY VOTING POLICIES

Adopted: June 9, 2003
Revised: December 27, 2007
Revised: September 30, 2009

     A.   INTRODUCTION

The Advisers recognize their fiduciary responsibilities to actively monitor all aspects of the operations of the RICs and Funds managed by OrbiMed. OrbiMed has always placed paramount importance on its oversight of the implementation of the RICs and Funds' investment strategies and the overall management of the RICs and Funds' investments. A critical aspect of the investment management of the RICs and Funds continues to be the effective assessment and voting of proxies relating to the RICs and Funds' portfolio securities, as well as an analyses related to its participation in class actions.

The Advisers have each adopted and implemented policies (and the procedures into which they are incorporated) that each Adviser believes is reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act, as amended. The Advisers' authority to vote the proxies of their client is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the SEC requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

     B.   OVERVIEW

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to shareholders consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to monitor RiskMetrics, whose role is described in the next paragraph, and in certain cases vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's Analysts, Portfolio Managers ("PMs") and the CCO on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - they are not hard and fast rules, simply because corporate governance issues are so varied.

The Advisers have retained RiskMetrics Group ("RiskMetrics"), an independent firm that analyzes proxies and provides research and objective vote recommendations, to provide detailed analysis and voting recommendations for each proxy matter requiring a vote. In providing these recommendations, RiskMetrics expects that it will utilize its own proxy voting procedures (the "RiskMetrics Proxy Guidelines"), which the Advisers have determined to be largely consistent with the views of the Advisers on common types of proxy proposals. As a matter of practice, each recommendation of RiskMetrics is distributed to the Proxy Administrator, and as necessary the Adviser's investment team, to determine whether RiskMetrics' vote recommendations should be rejected and an alternative vote should be entered. To assure the quality of RiskMetrics' engagement, the Proxy Administrator will review periodic service reports prepared by RiskMetrics. The Proxy Administrator also will review the RiskMetrics Proxy Guidelines at least annually (and upon notice from RiskMetrics of their material amendment) to ensure those Guidelines continue to be largely consistent with the Advisers' views on each subject. Finally, the Proxy Administrator will review on the same timetable RiskMetrics' conflict management procedures with respect to its voting recommendations.

In cases when RiskMetrics does not issue a recommendation on voting or when the Advisers determine to proceed with an alternative vote from that recommended, the Adviser will use its best judgment to vote on such issues on behalf of clients, in accord with the guidelines described below. The Proxy Administrator will then cast the vote, generally through an RiskMetrics system. The CCO will limit access to the RiskMetrics system to the appropriate personnel.

     C.   PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

          1. ELECTION OF BOARD OF DIRECTORS. The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important board committees (e.g. audit, nominating and compensation committees) should be independent. In general,

                    a. The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.

                    b. The Advisers will determine on a case-by-case basis whether or not it is appropriate for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of directors.

                    c. The Advisers will hold directors accountable for the actions of Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

                    d. The Advisers will generally support efforts to declassify existing Boards, and will generally classified Board structures.

                    e. The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

          2. APPROVAL OF INDEPENDENT AUDITORS. The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that have arisen in the auditor's performance of services to the company.

          3. EXECUTIVE COMPENSATION. The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, Employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders ownership interests in the company, or have objectionable structural features.

                    a. The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 25% of shares outstanding over ten years and extends longer than ten years.

                    b. The Advisers will generally vote against plans if annual option grants typically exceed 2% of shares outstanding.

                         These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Advisers consider other factors such as industry practices company and stock performance and management credibility . The Proxy Administrator may consult with the relevant analyst(s) or PM(s) or, if appropriate, the CCO, to determine when or if it may be appropriate to exceed these guidelines.

                    c. The Advisers will typically vote against plans that have any of the following structural features:

                              i.   Ability to re-price underwater options
                                   without shareholder approval.

                              ii. The unrestricted ability to issue options with an exercise price below the stock's current market price.

                              iii. Automatic share replenishment ("evergreen")
                                   feature.

                    d. The Advisers are supportive of measures intended to increase longterm stock ownership by executives. These may include:

                              i. Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

                              ii. Using restricted stock grants instead of options.

                    e. The Advisers will support the use of employee stock purchase plans to increase company stock ownership by Employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                         In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

          4. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES. As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general:

                    a. Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

                    b. The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

                    c. The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

                    d. The Advisers will vote against proposals for a separate class of stock with disparate voting rights.

                    e. The Advisers will vote on a case-by-case basis on board approved proposals regarding changes to a company's capitalization, provided that the Advisers will generally vote in favor of proposal authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

          5. STATE OF INCORPORATION/OFFSHORE PRESENCE. Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a board of Directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in another jurisdiction will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Advisers' clients.

          6. ENVIRONMENTAL/SOCIAL POLICY ISSUES. The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

          7. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING. The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would outweigh the benefit derived from exercise the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the cases of countries which require so-called "share-blocking," the Advisers may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client and the Adviser. The policy for resolution of such conflicts is described below in Section F.

     D.   CLASS ACTIONS

The Advisers recognize that as fiduciaries they have a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, Funds who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a proof of claim form which is submitted to RiskMetrics, who also acts as the Claims Administrator. After the Claims Administrator receives all proof of claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

As Claims Administrator, the Advisers have retained RiskMetrics to opine on, and ultimately determine whether or not the Advisers participate in class actions on behalf of the Funds. The Advisers believe that delegating this decision-making authority to RiskMetrics will ultimately serve in the best interests of the Funds, as well as enable the Advisers to maintain continued strong relations with portfolio companies. The Advisers will provide disclosure to the Funds regarding its Proxy Voting policy and procedures in Part II of Form ADV.

     E.   RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Advisers Act, as amended. Those records will include:

          1.   A copy of the Advisers' proxy voting policies and procedures;

          2. Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);

          3. A record of each vote cast, which will include a brief statement as to the rationale for any vote's deviation from the corresponding RiskMetrics recommendation;

          4. A copy of any document created by the Advisers that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

          5. Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers (or by delegation to RiskMetrics, on the RiskMetrics user's web site or at RiskMetrics's offices as necessary) for two years after they are created.

     F.   IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

In effecting our policy of voting proxies in the best interest of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between the Adviser(s), as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to: (1) where Adviser (or an affiliate) manages assets or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such company may harm our (or an affiliate's) relationship with the company; (2) where an Employee of the Adviser (or an affiliate) has another coexisting fiduciary responsibility as in the case where an Employee is a Director of a public company that solicits the Adviser to vote a proxy; (3) where Adviser (or an affiliate) may have a business relationship, not with the company but with a proponent of a proxy proposal and where Adviser (or an affiliate) may manage assets for the proponent; or (4) where Adviser (or an affiliate) or any member of the Adviser involved in casting proxy ballots may have a personal interest in the outcome of a particular matter before shareholders.

Companies with which each Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which Adviser or its affiliates votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for

Adviser's clients, our CCO shall regularly catalog companies with whom Adviser has significant business relationships.

If after reasonable consideration by the CCO it has been determined that a potential conflict of interest exists, the Managing Member and CCO will then consult with outside counsel in order to determine first if a conflict of interest in fact exists between the relevant Adviser and its client, and if they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

          1. If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the Managing Member and the CCO (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

          2. If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

                    a.   The client;

                    b.   Legal counsel to the client; or

                    c. Legal counsel to the adviser (in situations where the Adviser acts as a sub-adviser to such adviser).

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision. If the client, legal counsel to the client or legal counsel to the Adviser as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its client's proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflict Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

     G.   REPORTING OF UNDUE INFLUENCE

Each member of the Adviser who casts proxy votes on behalf of the Adviser must notify the CCO or Proxy Administrator, of any direct, indirect or perceived improper influence made by anyone within Adviser or its affiliated entities with regard to how Adviser should vote proxies. The CCO will investigate the allegations and, after consultation with outside counsel, will take such actions to mitigate the issue and prevent occurrences as deemed necessary or appropriate, which may include notifying the CCO or Chief Executive Officer of the client.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                           UBS EUCALYPTUS FUND, L.L.C.

                         PORTFOLIO MANAGEMENT DISCLOSURE

Samuel D. Isaly and Sven Borho are the registrant's (also referred to as the "Fund") Portfolio Managers and have served in those positions since the Fund commenced operations on November 22, 1999. As Portfolio Managers, Mr. Isaly and Mr. Borho are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Isaly, who is considered to be the Fund's portfolio management team leader, and Mr. Borho share responsibility and authority for managing the Fund's portfolio including the selection of the Fund's investments. While investment decisions for the Fund generally receive the prior approval of both Portfolio Managers, each is authorized to act independently of the other in making portfolio changes.

Mr. Isaly is the Managing Member of OrbiMed Advisors, L.L.C. ("OrbiMed"). He has been active in portfolio management since 1989 and has served as a portfolio manager at OrbiMed since 1998. Mr. Isaly has also served as President of the Eaton Vance Worldwide Health Sciences Portfolio since 2002, and as Director of Finsburry Worldwide Pharmaceutical Trust since 1995. Mr. Isaly received a Bachelor of Arts degree from Princeton University and a Masters of Science in Economics from the London School of Economics.

Mr. Borho is an equity owner of OrbiMed and has served as a portfolio manager at OrbiMed since 1998. He has previously served as a portfolio manager at other institutions since 1993. Mr. Borho studied business administration at Bayreuth University in Bayreuth, Germany and received a Masters of Science in Economics from the London School of Economics.

The Fund's Portfolio Managers manage multiple accounts in addition to the Fund, including other registered investment companies and other pooled investment vehicles (hedge funds).

The Portfolio Managers' goal is to provide high quality investment services to all of their clients, including the Fund. OrbiMed has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts. For example, conflicts of interest may arise with respect to the allocation of investment transactions and the allocation of limited investment opportunities among accounts that the Portfolio Managers advise. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers could have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, OrbiMed could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. Although the Portfolio Managers seek to allocate investment opportunities they believe to be appropriate for one or more of their accounts equitably and consistent with the best interests of all accounts involved, there can be no assurance that a particular investment opportunity will be allocated in any particular manner. UBS Fund Advisor, L.L.C., the Fund's Adviser, periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

Most accounts managed by OrbiMed are charged performance fees. However, potential conflicts of interest exist to the extent that OrbiMed receives a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers could favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers' compensation.

The Portfolio Managers, who are each equity owners of OrbiMed, receive compensation comprised of a base partner draw, a partner's profit participation and certain retirement, insurance and other benefits. The base partner draw is fixed semi-annually and is paid throughout the year. The partner profit participation is a discretionary award determined annually by OrbiMed management, including each of the Fund's Portfolio Managers, based principally on a Portfolio Manager's overall responsibilities and performance. OrbiMed evaluates performance according to a Portfolio Manager's success in achieving portfolio objectives for all client accounts they oversee, including the Fund, and takes into account both current year and longer-term performance objectives. A Portfolio Manager's partner profit participation is also influenced by OrbiMed's overall operating performance and, therefore, may fluctuate from year to year depending on, among other factors, changes in OrbiMed's financial performance. The partner profit participation is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and approximate assets under management in those accounts as of the end of the Fund's most recent fiscal year.

D. ISALY

REGISTERED INVESTMENT COMPANIES (1)          POOLED ACCOUNTS             OTHER ACCOUNTS
-----------------------------------   -----------------------------   -------------------
     NUMBER OF        ASSETS            NUMBER OF        ASSETS       NUMBER OF    ASSETS
   ACCOUNTS (2)       MANAGED         ACCOUNTS (3)       MANAGED       ACCOUNTS   MANAGED
   ------------   --------------      ------------   --------------   ---------   -------
         3        $1,194 million           19        $2,459 million       0         N/A

SVEN BORHO

REGISTERED INVESTMENT COMPANIES (1)          POOLED ACCOUNTS             OTHER ACCOUNTS
-----------------------------------   -----------------------------   -------------------
     NUMBER OF        ASSETS            NUMBER OF        ASSETS       NUMBER OF    ASSETS
   ACCOUNTS (2)       MANAGED         ACCOUNTS (3)       MANAGED       ACCOUNTS   MANAGED
   ------------   --------------      ------------   --------------   ---------   -------
         3        $1,194 million           19        $2,459 million       0         N/A

(1) Among the other registered investment companies managed by the Portfolio Managers is UBS Juniper Crossover Fund, L.L.C., for which UBSFA serves as managing member of the fund's adviser.

(2)  All of these accounts charge performance-based advisory fees.

(3)  All of these accounts charge performance-based advisory fees.

As equity owners of OrbiMed, which in turn is a member of UBS Eucalyptus Management, L.L.C., the Fund's Adviser, the Portfolio Managers may be considered to have indirect ownership interests in the Adviser's Special Advisory Member Interest in the Fund. However, neither of the Fund's Portfolio Managers beneficially owns any interests in the Fund.

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) UBS Eucalyptus Fund, L.L.C.


By (Signature and Title)* /s/ Michael Perry
                          ----------------------------------------------
                          Michael Perry, Principal Executive Officer

Date 3/4/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Michael Perry
                          ----------------------------------------------
                          Michael Perry, Principal Executive Officer

Date 3/4/2010


By (Signature and Title)* /s/ Robert Aufenanger
                          ----------------------------------------------
                          Robert Aufenanger, Principal Financial Officer

Date 3/4/2010

* Print the name and title of each signing officer under his or her signature.